Exhibit 10.6

FORM OF SECOND AMENDMENT TO AGREEMENT

THIS SECOND AMENDMENT TO AGREEMENT (this “Amendment), dated as of                     , 2017 (the “Execution Date), but effective for all purposes as of July 7, 2015 (the “Effective Date”), is by and between CNX THERMAL HOLDINGS LLC, a Delaware limited liability company (“CTH”), CONSOL PENNSYLVANIA COAL COMPANY LLC, a Delaware limited liability company (“CPCC”), CONRHEIN COAL COMPANY, a Pennsylvania general partnership (“Conrhein,” and together with CTH and CPCC, “Coal Party”), CNX GAS COMPANY LLC, a Virginia limited liability company (“Gas Party”), and each party designated as a subsidiary of CONSOL Energy Inc. (“CEI”) on Schedule 1 attached hereto (collectively, the “CEI Subsidiaries”). All of the foregoing persons, excluding CEI, are referred to herein separately as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties and CEI entered into that certain Amendment and Restatement of Master Cooperation Agreement on July 7, 2015 concerning the Pennsylvania Mine Complex, Gas Interests, and Subsidiary Surface Rights, as defined in the Agreement, which was amended by that certain First Amendment to Amendment and Restatement of Master Cooperation and Safety Agreement dated January 7, 2016, and effective July 31, 2015 (the “Agreement”);

WHEREAS, following execution of the Agreement, it has been determined that certain provisions and definitions contained therein and certain Exhibits attached thereto require amendment and modification;

WHEREAS, the Parties are entering into this Amendment for the purpose of making such necessary amendments and modification.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements, conditions, and obligations set forth herein, the Parties hereby agree as follows:

1. Defined Terms. For purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Recitals. The Parties acknowledge and agree the accuracy of the foregoing recitals, which are hereby incorporated herein by reference.

3. Amendment. Effective as of the Effective Date, the Agreement shall be amended as follows:

(i) Replacement of Exhibits E and F. Exhibits E and F to the Agreement are hereby deleted in their entirety and replaced with the Exhibits E and F attached hereto and incorporated herein; provided, however, the Parties agree that the intent of Exhibit E (i.e., Non-Protected Wells) is to list, as of the Effective Date of the Agreement, any existing Well on a location that was in the Coal Area at the time such Well was permitted, the intent of Exhibit F (i.e., Protected Wells) is to list as of the Effective Date of the Agreement any existing Well on a location that was in the Non-Coal Area at the time such Well was permitted, and no presumption of accuracy shall be given to Exhibits E and F. The Parties further agree that to the extent any such existing Well is incorrectly included on, or omitted from, Exhibit E or Exhibit F, the intent of the Parties and the facts as they existed as of the Effective Date of the Agreement (including the location of such Well and the Coal Area) shall be controlling in determining whether any such Well is Protected or Non-Protected, with no obligation to further amend Exhibits E and F unless otherwise agreed in writing by the Parties.

(ii) New Definitions. The following new definitions are hereby added to Appendix I, Definitions:

“CNX/NBL Termination Agreement” shall mean that certain Termination and Release Agreement dated December 1, 2016, by and among CNX Gas Company LLC, CONSOL Energy Inc., Noble Energy, Inc., the eight (8) Water Parties listed on Schedule 1(a) thereof, and the seventeen (17) Surface Parties listed on Schedule 1(b) thereof.

“Post-Plugging Well Valuation” has the meaning set forth in Schedule 3.3(a).

“Valuation Amount” has the meaning set forth in Schedule 3.3(a).

(iii) Replacement of Schedule 3.3(a), Part I, paragraph 1). Part I, paragraph 1), of Schedule 3.3(a), is hereby deleted in its entirety and replaced with the following:

1)	Wells that are classified as a Protected Well will utilize a “Valuation Amount” based on the present value, discounted at eight percent (8%) from the most recent Reserves Database prior to the Protected Well being taken out of production (the “Producing Well Valuation Amount”). This will be based on the current forecast along with the current future pricing at current operating costs with a three percent (3%) escalation and will have a valuation date equal to the first calendar day of the first month after the month in which such Protected Well is taken off production. If Coal Party is successful at receiving regulatory approval, a portion of a lateral is plugged from either inside the mine or from the surface, and the production is reduced from prior volumes, then the “Valuation Amount” will be equal to the Valuation Amount as described above, less the Post Plugging Valuation Amount. The “Post Plugging Valuation Amount” will include the same assumptions as above, except for the production forecast being adjusted to post-plugging volumes. Coal Party is responsible for all costs associated with the plugging and mine through.

4. Status of CNX/NBL SUA. The Parties hereby acknowledge and agree (i) that, effective as of December 1, 2016, the CNX/NBL SUA terminated by its own terms, except as to certain provisions thereof that expressly survived such termination, (ii) that the surviving provisions of the CNX/NBL SUA, and not the Agreement (as amended), shall apply to and govern the rights and obligations of the Coal Party and the Gas Party with respect to (A) any Marcellus Formation wells in the Pennsylvania Mine Area that existed as of December 1, 2016, that were either drilled pursuant to the CNX/NBL SUA (and are, thus, subject thereto) or drilled prior to the effective date of the CNX/NBL SUA (i.e., September 30, 2011) and became subject to the JDA (as defined in the CNX/NBL SUA), and (B) any Easements in the Pennsylvania Mine Area granted pursuant to the CNX/NBL SUA prior to December 1, 2016, or within the six-month (6-mo.) period thereafter provided for in Section 4 of the CNX/NBL Termination Agreement (or the surface facilities or operations permitted under any such easement Easement), and (iii) the Agreement (as amended) shall apply to and govern the rights and obligations of the Coal Party and the Gas Party with respect to all other Wells and Non-Well Facilities of Gas Party in the Pennsylvania Mine Area, pursuant to the terms and conditions thereof.

5. Ratification. Except as set forth herein, all other terms and conditions of the Agreement remain unchanged and said Agreement as amended by this Amendment is hereby ratified and confirmed by the Parties and, to the extent necessary, CEI.

6. Counterparts. This Amendment may be executed in any number of counterparts and by any or each Party hereto on a separate counterpart, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same instrument.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties on the Execution Date.

GAS PARTY:

CNX GAS COMPANY LLC

Name: William D. Gillenwater
Title: Attorney-in-Fact

COAL PARTY:

CNX THERMAL HOLDINGS LLC

Name: William D. Gillenwater
Title: Vice President

[Signature Page to Second Amendment to Agreement] – Page 1

CONRHEIN COAL COMPANY

By:	MTB LLC,
its general partner

Name:	William D. Gillenwater
Title:	Vice President, MTB LLC

By:	CONSOL Mining Holding Company LLC,
its general partner

Name:	William D. Gillenwater
Title:	Vice President, CONSOL Mining Holding Company LLC

CONSOL PENNSYLVANIA COAL COMPANY LLC

Name:	William D. Gillenwater
Title:	Vice President

CEI SUBSIDIARIES:

CNX GAS CORPORATION

Name:	William D. Gillenwater
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to Agreement] – Page 2

CONSOL AMONATE FACILITY LLC

Name: William D. Gillenwater
Title: Vice President

CONSOL AMONATE MINING COMPANY LLC

Name: William D. Gillenwater
Title: Vice President

CONSOL MINING COMPANY LLC

Name: William D. Gillenwater
Title: Vice President

CONSOL MINING HOLDING COMPANY LLC

Name: William D. Gillenwater
Title: Vice President

R&PCC LLC

Name: William D. Gillenwater
Title: Vice President

[Signature Page to Second Amendment to Agreement] – Page 3

CNX LAND LLC

Name: William D. Gillenwater
Title: Vice President

CNX RCPC LLC

Name: William D. Gillenwater
Title: Vice President

CNX MARINE TERMINALS LLC

Name: William D. Gillenwater
Title: Attorney-in-Fact

CONSOL ENERGY SALES COMPANY LLC

Name: William D. Gillenwater
Title: Attorney-in-Fact

CNX WATER ASSETS LLC

Name: William D. Gillenwater
Title: Attorney-in-Fact

[Signature Page to Second Amendment to Agreement] – Page 4

CONSOL OF KENTUCKY LLC

Name: William D. Gillenwater
Title: Vice President

HELVETIA COAL COMPANY LLC

Name: William D. Gillenwater
Title: Vice President

ISLAND CREEK COAL COMPANY LLC

Name: William D. Gillenwater
Title: Vice President

LAUREL RUN MINING COMPANY LLC

Name: William D. Gillenwater
Title: Vice President

LEATHERWOOD, LLC

Name: William D. Gillenwater
Title: Vice President

[Signature Page to Second Amendment to Agreement] – Page 5

MTB LLC

Name: William D. Gillenwater
Title: Vice President

TERRA FIRMA COMPANY

Name: William D. Gillenwater
Title: Vice President

WINDSOR COAL COMPANY LLC

Name: William D. Gillenwater
Title: Vice President

WOLFPEN KNOB DEVELOPMENT COMPANY LLC

Name: William D. Gillenwater
Title: Vice President

CONSOL FINANCIAL INC.

Name: William D. Gillenwater
Title: Attorney-in-Fact

[Signature Page to Second Amendment to Agreement] – Page 6

CONSOL OF CANADA LLC

Name:	William D. Gillenwater
Title:	Attorney-in-Fact

CONSOL ENERGY CANADA LTD

Name:	William D. Gillenwater
Title:	Attorney-in-Fact

CARDINAL STATES GATHERING COMPANY

By:	CNX GAS COMPANY LLC,
its general partner

Name:	William D. Gillenwater
Title:	Attorney-in-Fact, CNX GAS COMPANY LLC

By:	CNX GAS CORPORATION,
its general partner

Name:	William D. Gillenwater
Title:	Attorney-in-Fact, CNX GAS CORPORATION

[Signature Page to Second Amendment to Agreement] – Page 7

CNX COAL RESOURCES LP

By:	CNX COAL RESOURCES GP LLC,
its general partner

Name:	William D. Gillenwater
Title:	Attorney-in-Fact, CNX Coal Resources GP LLC

CNX COAL RESOURCES GP LLC

Name:	William D. Gillenwater
Title:	Attorney-in-Fact

CNX OPERATING LLC

Name:	William D. Gillenwater
Title:	Attorney-in-Fact

CONSOL MINING CORPORATION

Name:	William D. Gillenwater
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to Agreement] – Page 8

The Person set forth below hereby executes this Amendment as of the Execution Date solely with respect to its acknowledgment, ratification, and agreement with the provisions of Section 8.16 of the Agreement.

CONSOL ENERGY INC.

Name:	William D. Gillenwater
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to Agreement] – Page 9

Exhibit E

Non-Protected Wells

API	FARM NAME	STATE
3705901741	B.H. MCNAY n94	PA
3705901744	J.V. CHESS	PA
3705924112	GH-80	PA
3705924214	GH-90	PA
3705924215	GH-75	PA
3705924260	GH-94	PA
3705924329	GH-93	PA
3705924380	GH-100	PA
3705924726	NV-87	PA
3705924754	GH-63	PA
3705924871	NV-79	PA
3705925033	NV-89	PA
3705925055	NV-86	PA
3705925064	NV-85	PA
3705925413	GHBD-1	PA
3712523259	NV-38	PA
3712523616	CONSOL	PA
3712523755	NV-80	PA
4705101057	MC-50	WV
4705101059	MC-51	WV
4705101114	MC-68	WV
4705101124	MC-53	WV

EXHIBIT E – PAGE 1

Exhibit F

Protected Wells

API	FARM NAME	STATE
3705901230	WILLIAM BLAIR	PA
3705901731	PETER ASHBY	PA
3705901732	O.E.BURNS	PA
3705901733	H.T. STOUT	PA
3705901734	J.P. MCKERRIHAN	PA
3705901735	M.B. DURBIN 2	PA
3705901736	M.B. DURBIN 3	PA
3705901737	F.P. ROSS 1	PA
3705901738	F.P. ROSS 2	PA
3705901740	J.F. GRAHAM	PA
3705901742	J.B. MCNAY	PA
3705901745	S.C CHESS	PA
3705923724	GH-1	PA
3705923725	GH-2	PA
3705923936	GREENE HILL/GREENON	PA
3705923938	GH-3	PA
3705923939	GH-4	PA
3705923940	GH-5	PA
3705924052	GH-6	PA
3705924098	GH-15	PA
3705924099	GH-16	PA
3705924105	GH-29	PA
3705924106	GH-18	PA
3705924107	GH-42	PA
3705924115	GH-39	PA
3705924145	CONSOL PA COAL	PA
3705924146	CONSOL PA COAL CO	PA
3705924147	CONSOL PA COAL CO	PA
3705924175	GH-65	PA
3705924182	GH-38	PA
3705924224	GH-20	PA
3705924226	GH-91	PA
3705924227	GH-41	PA
3705924273	GH-40	PA
3705924292	GH-81	PA
3705924293	GH-89	PA
3705924316	GH-43	PA
3705924358	GH-74	PA
3705924361	GH-48	PA
3705924362	CONSOL PA COAL	PA
3705924366	GH-49	PA
3705924367	GH-19	PA
3705924378	GH-67	PA

EXHIBIT F – PAGE 1

API	FARM NAME	STATE
3705924379	GH-68	PA
3705924392	GH-54	PA
3705924403	GH-56	PA
3705924404	GH-17	PA
3705924405	GH-51	PA
3705924411	GH-10	PA
3705924477	GH-12	PA
3705924478	GH-13	PA
3705924487	GH-88	PA
3705924501	GH-32	PA
3705924505	GH-66	PA
3705924506	GH-9	PA
3705924529	GH-31	PA
3705924534	GH-82	PA
3705924536	GH-83	PA
3705924537	GH-36	PA
3705924547	GH-21	PA
3705924573	CNX1	PA
3705924586	GH-26	PA
3705924587	GH-87	PA
3705924588	GH-27	PA
3705924596	GH-72	PA
3705924601	GH-25	PA
3705924628	GH-50	PA
3705924629	GH-8	PA
3705924633	GH-73	PA
3705924637	GH-104	PA
3705924657	GH-34	PA
3705924658	GH-33	PA
3705924664	GH-23	PA
3705924689	GH-30	PA
3705924710	GH-24	PA
3705924713	GH-28	PA
3705924760	GH-35	PA
3705924768	GH-37	PA
3705924772	GH-22	PA
3705924811	GH-109	PA
3705924812	GH-109	PA
3705924813	GH-110	PA
3705924814	GH-110	PA
3705924832	CONSOL	PA
3705924857	GH-45	PA
3705924867	GH-18	PA
3705924920	GH12CV	PA
3705924923	GH-5	PA
3705924945	GH-3	PA
3705924946	GH-7	PA

EXHIBIT F – PAGE 2

API	FARM NAME	STATE
3705924970	GH-15	PA
3705924975	GH-44	PA
3705925008	GH-69	PA
3705925016	GH-84	PA
3705925017	GH-122	PA
3705925025	GH-85	PA
3705925026	GH-71	PA
3712523142	NV-61	PA
3712523163	NV-65	PA
3712523207	NV-35	PA
3712523228	NV-70	PA
3712523229	NV-71	PA
3712523235	NV-42	PA
3712523236	NV-36	PA
3712523237	NV-43	PA
3712523238	NV-72	PA
3712523250	NV-58	PA
3712523251	NV-57	PA
3712523324	NV-33	PA
3712523340	NV-99	PA
3712523354	NV-51	PA
3712523365	NV-73	PA
3712523441	NV-60	PA
4705101126	MC-46	WV
4705101130	MC-122	WV
4705101132	MC-102	WV
4705101135	MC-47	WV
4705101146	MC-52	WV

EXHIBIT F – PAGE 3

Schedule 1

CEI Subsidiaries

1.	CNX Gas Corporation

2.	CONSOL Amonate Facility LLC

3.	CONSOL Amonate Mining Company LLC

4.	CONSOL Mining Company LLC

5.	CONSOL Mining Holding Company LLC

6.	R&PCC LLC

7.	CNX Land LLC

8.	CNX RCPC LLC

9.	CNX Marine Terminals LLC (successor to CNX Marine Terminals Inc.)

10.	CONSOL Energy Sales Company LLC (successor to CONSOL Energy Sales Company)

11.	CNX Water Assets LLC

12.	CONSOL of Kentucky LLC (successor to CONSOL of Kentucky Inc.)

13.	Helvetia Coal Company LLC (successor to Helvetia Coal Company)

14.	Island Creek Coal Company LLC (successor to Island Creek Coal Company)

15.	Laurel Run Mining Company LLC (successor to Laurel Run Mining Company)

16.	Leatherwood, LLC (successor to Leatherwood Inc.)

17.	MTB LLC

18.	Terra Firma Company

19.	Windsor Coal Company LLC (successor to Windsor Coal Company)

20.	Wolfpen Knob Development Company LLC

(successor to Wolfpen Knob Development Company)

21.	CONSOL Financial Inc.

22.	CONSOL of Canada LLC (successor to CONSOL of Canada Inc.)

23.	CONSOL Energy Canada Ltd.

24.	Cardinal States Gathering Company

25.	CNX Coal Resources LP

26.	CNX Coal Resources GP LLC

27.	CNX Operating LLC

28.	CONSOL Mining Corporation

NOTE: CONSOL Buchanan Mining Company LLC is no longer a CEI Subsidiary.

NOTE: The following former CEI Subsidiaries were merged into other CEI Subsidiaries:

•	CONSOL of Central Pennsylvania LLC merged into MTB LLC, the survivor

•	CONSOL of Ohio LLC merged into CNX Land LLC, the survivor

•	CNX Funding Corporation merged into CONSOL Financial Inc., the survivor

SCHEDULE 1 – PAGE 1 OF 1